Exhibit 10.15
PLEDGE AMENDMENT
(Franklin Trust Certificate)
     This Pledge Amendment, dated as of December 19, 2008, is delivered pursuant to Section 4.4(a) (Pledged Collateral) of the Security Agreement, dated as of November 15, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”) by Franklin Credit Management Corporation (the “Borrower”) and each of the entities listed on the signature pages thereof in favor of The Huntington National Bank (the “Lender”). The undersigned hereby agree that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meanings given them in the Security Agreement.
PLEDGED TRUST CERTIFICATE:

		Certificate
“Registered Holder”	“Issuer”:	No(s).	Date
The Huntington National Bank	Franklin Credit Trust Series I	1	December 16, 2008
(Signature Pages Follow)

FRANKLIN CREDIT MANAGEMENT CORPORATION, as Borrower
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

Each Loan Party listed on Schedule 1 attached hereto:
By:	/s/ Alexander Gordon Jardin
Name:	Alexander Gordon Jardin
Title : Chief Executive Officer, as an authorized officer of, and on behalf of, each Loan Party listed on Schedule 1 attached hereto

FRANKLIN CREDIT ASSET CORPORATION, as a Loan Party
By:	/s/ Alexander Gordon Jardin
	Name:	Alexander Gordon Jardin
	Title:	Chief Executive Officer

FRANKLIN CREDIT HOLDING CORPORATION, as a Loan Party
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

The undersigned hereby agrees that it will not exercise any of its rights and remedies as set forth under the Security Agreement in respect to the Pledged Trust Certificate until and until the occurrence and during the continuance of an Event of Default.
Accepted and Agreed
as of the date first above written:
The Huntington National Bank

By:	/s/ Alan D. Seitz
	Name:	Alan D. Seitz
	Title:	Senior Vice President

Signature Page to Pledge Amendment (Franklin Trust Certificate)

SCHEDULE 1	Franklin Borrowers
FCMC 2000 B CORP.
FCMC 2000 C CORP.
FCMC 2000 D CORP.
FCMC 2001 A CORP.
FCMC 2001 B CORP
FCMC 2001 C CORP.
FCMC 2001 D CORP.
FCMC 2001 E CORP.
FCMC 2001 F CORP.
FCMC 2002 A CORP.
FCMC 2002 B CORP.
FCMC 2002 C CORP.
FCMC 2002 D CORP.
FCMC 2002 E CORP.
FCMC 2002 F CORP.
FCMC 2002 G CORP.
FCMC 2002 H CORP.
FCMC 2003 A CORP.
FCMC 2003 B CORP.
FCMC 2003 C CORP.
FCMC 2003 D CORP.
FCMC 2003 E CORP.
FCMC 2003 F CORP.
FCMC 2003 G CORP.
FCMC 2003 H CORP.
FCMC 2003 I CORP.
FCMC 2003 J CORP.
FCMC 2003 K CORP.
FCMC 2004 A CORP
FCMC 2004 B CORP.
FCMC 2004 C CORP.
FCMC 2004 D CORP.
FCMC 2004 E CORP.
FCMC 2004 F CORP.
FCMC 2004 G CORP.
FCMC 2004 H CORP.
FCMC 2004 I CORP.
FCMC 2004 J CORP.
FCMC 2004 K CORP.
FCMC 2004 L CORP.
FCMC 2004 M CORP.
FCMC 2005 A CORP.
FCMC 2005 B CORP.
FCMC 2005 C CORP.
FCMC 2005 D CORP.
FCMC 2005 E CORP.

SCHEDULE 1	Franklin Borrowers
FCMC 2005 F CORP.
FCMC 2005 G CORP.
FCMC 2005 H CORP.
FCMC 2005 I CORP.
FCMC B-ONE 2004 A CORP.
FCMC B-ONE 2004 B CORP.
FCMC B-ONE 2004 C CORP.
FCMC B-ONE 2004 D CORP.
FCMC B-ONE 2004 E CORP.
FCMC B-ONE 2004 F CORP.
FLOW 2000A CORP.
FLOW 2000B CORP.
FLOW 2000C CORP.
FLOW 2000D CORP.
FLOW 2000E CORP.
FLOW 2000F CORP.
FLOW 2001 A CORP.
FLOW 2001 B CORPORATION
FLOW 2001 C CORPORATION
FLOW 2001 D CORP
FLOW 2001 E CORPORATION
FLOW 2001 F CORPORATION
FLOW 2001 G CORPORATION
FLOW 2001 H CORP.
FLOW 2001 I CORP.
FLOW 2001 J CORP.
FLOW 2001 K CORP
FLOW 2001 L CORP.
FLOW 2002 A CORP.
FLOW 2002 B CORP.
FLOW 2002 C CORP.
FLOW 2002 D CORP.
FLOW 2002 E CORP.
FLOW 2002 F CORP.
FLOW 2002 G CORP.
FLOW 2002 H CORP.
FLOW 2002 I CORP.
FLOW 2002 J CORP.
FLOW 2002 K CORP.
FLOW 2002 L CORP.
FLOW 2003 A CORP.
FLOW 2003 B CORP.
FLOW 2003 C CORP.
FLOW 2003 D CORP.
FLOW 2003 E CORP.
FLOW 2003 F CORP.

SCHEDULE 1	Franklin Borrowers
FLOW 2003 G CORP.
FLOW 2003 H CORP.
FLOW 2003 I CORP.
FLOW 2003 J CORP.
FLOW 2003 K CORP.
FLOW 2003 L CORP.
FLOW 2003 M CORP.
FLOW 2004 A CORP.
FLOW 2004 B CORP.
FLOW 2004 C CORP.
FLOW 2004 D CORP.
FLOW 2004 E CORP.
FLOW 2004 F CORP.
FLOW 2004 G CORP.
FLOW 2004 H CORP.
FLOW 2004 I CORP.
FLOW 2005 A CORP.
FLOW 2005 B CORP.
FLOW 2005 C CORP.
FLOW 2005 D CORP.
FLOW 2005 E CORP.
FLOW 2005 F CORP
FLOW 2005 G CORP
FLOW 2005 H CORP
FLOW 2005 I CORP
FLOW 2005 J CORP
FLOW 99-70 CORP.
FLOW 99-76 CORP.
FLOW 99-88 CORP.
FLOW 99-92 CORP.
CAL SECOND 49 CORPORATION
CAPE 77 CORP.
COAST 56 CORPORATION
COAST 62 CORPORATION
EMERGE 64 CORPORATION
JACKSON UNION 28 CORPORATION
MORGAN 85 CORP.
PANCAL 93 CORP.
PARK 86 CORP.
PARK 94 CORP.
SHELTON 46 CORPORATION
NEW HAVEN 40 CORPORATION
FIRSTGOLD 69 CORP.
ACCU 95 CORP.
ACCU 99 CORP.
ACREDIT 75 CORP.

SCHEDULE 1	Franklin Borrowers
ARK 38 CORPORATION
BEACH FUNDING CORP.
BRANFORD 55 CORPORATION
CAPT 47 CORPORATION
CENTURY 78 CORP.
COAST 74 CORP.
COAST 96 CORP.
DAPT 51 CORPORATION
EMGOLD 67 CORP.
EMOD 65 CORP.
EMSEC 66 CORP.
ERICSSON ASSOCIATES INC.
FIRSTCO 80 CORP.
FORT GRANITE 44 CORPORATION
FREE 73 CORP.
FREE 81 CORP.
GARFIELD 48 CORPORATION
GREEN 89 CORP.
GREENWICH FIRST CORPORATION
GREENWICH FUNDING CORPORATION
GREENWICH MANAGEMENT CORPORATION
HARRISON FINANCIAL CORPORATION
HOME FED 57 CORPORATION
IVY CITY 72 CORP.
JERSEY 45 CORPORATION
KEARNY 39 CORPORATION
KEARNY 61 CORPORATION
MADISON 54 CORPORATION
MASS FED 29 CORPORATION
MODGOLD 68 CORP.
NEW HAVEN 53 CORPORATION
NEW HAVEN 63 CORPORATION
NORTH FORK 41 CORPORATION
NY APT. 33 CORPORATION
PAN CAL 98 CORP.
PANCAL 82 CORP.
PARK 97 CORP.
PENN 100B CORP.
PENN 100 CORP.
POINT 91 CORP.
RAPID POINT 60 CORPORATION
ST. PETE 43 CORPORATION
TAMPA 79 CORP.
VANTAGE 90 CORP.
WELL 84 CORP.
WFB 83 CORP.

SCHEDULE 1	Franklin Borrowers
STATES 87 CORP.
FCMC 2005 J CORP.
FCMC 2005 K CORP.
FCMC 2005 L CORP.
FCMC 2005 M CORP.
FCMC 2005 N CORP.
FCMC 2005 O CORP.
FCMC 2005 P CORP.
FCMC 2005 Q CORP.
FCMC 2005 R CORP.
FCMC 2005 S CORP.
FCMC 2006 A CORP.
FCMC 2006 B CORP.
FCMC 2006 C CORP.
FCMC 2006 D CORP.
FCMC 2006 E CORP.
FCMC 2006 F CORP.
FCMC 2006 G CORP.
FCMC 2006 H CORP.
FCMC 2006 I CORP.
FCMC 2006 J CORP.
FCMC 2006 K CORP.
FCMC 2006 L CORP.
FCMC 2006 M CORP.
FCMC 2006 N CORP.
FCMC 2006 O CORP.
FCMC 2006 P CORP.
FCMC 2006 Q CORP.
FCMC 2006 R CORP.
FCMC 2006 S CORP.
FCMC 2006 T CORP.
FCMC 2006 U CORP.
FCMC 2006 V CORP.
FCMC 2006 W CORP.
FCMC 2006 X CORP.
FCMC 2006 Y CORP.
FCMC 2006 Z CORP.
FCMC 2007 A CORP.
FCMC 2007 B CORP.
FCMC 2007 C CORP.
FCMC 2007 D CORP.
FCMC 2007 E CORP.
FCMC 2007 F CORP.
FCMC 2007 G CORP.
FCMC 2007 H CORP.
FCMC 2007 H CORP.

SCHEDULE 1	Franklin Borrowers
FCMC 2007 I CORP.
FCMC 2007 J CORP.
FCMC 2007 K CORP.
FCMC 2007 L CORP.
FCMC 2007 M CORP.
FCMC 2007 N CORP
FCMC 2007 O CORP.
FCMC 2007 P CORP.
FCMC 2007 Q CORP.
FCMC 2007 R CORP.
FCMC 2007 S CORP.
FCMC 2007 T CORP.
FCMC 2007 U CORP
FCMC 2007 V CORP.
FCMC 2007 W CORP.
FCMC 2007 X CORP.
FCMC 2007 Y CORP.
FCMC 2007 Z CORP
FCMC 2007 AA CORP.
FCMC 2007 AB CORP.
FCMC 2007 AC CORP.
FLOW 2006 A CORP.
FLOW 2006 B CORP.
FLOW 2006 C CORP.
FLOW 2006 D CORP.
FLOW 2006 E CORP.
FLOW 2006 F CORP.
FLOW 2006 G CORP.
FLOW 2006 H CORP.
FLOW 2007 A CORP.
FLOW 2007 B CORP
FLOW 2007 C CORP.
FLOW 2007 D CORP.
RONTEX CORPORATION
SIX HARRISON CORPORATION
HARRISON FIRST CORPORATION
HARRISON FINANCIAL ASSOCIATES, INC.
HARRISON FUNDING CORPORATION
FCMC Corporate Refinance
FLOW PURCHASE 98 CORPORATION
TRIBECA LENDING CORP.
RONTEXT 1617 CORPORATION
RONTEX 1617 CORPORATION
JUNIPER CORP.
NEWPORT 50 CORPORATION
FORT 100 CORPORATION

SCHEDULE 1	Franklin Borrowers
FORT 100 B CORPORATION
SIX HARRISON CORPORATION
HUDSON MANAGEMENT CORPORATION
TRIBECA FUNDING CORPORATION
EMGOLD 57 CORP.
ISLAND 52 CORPORATION
NEW HAVEN 58 CORPORATION
NORWICH 42 CORPORATION
FLOW 2007 E CORP.
FRANKLIN CREDIT ASSET CORPORATION